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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 25, 2002

                        ALLIED HEALTHCARE PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-19266                                    25-1370721
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      (Commission File Number)              (I.R.S. Employer Identification No.)

         1720 SUBLETTE AVENUE
         ST. LOUIS, MISSOURI                               63110
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(Address of Principal Executive offices)                (Zip Code)

                                 (314) 771-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)
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ITEM 5. OTHER EVENTS.

         In its press release and related interim report on Form 8-K dated September 16, 2002, the Company reported that at June 30, 2002 and for the quarter and fiscal year then ended, the Company was not in compliance with certain covenants of its Loan and Security Agreement dated April 24, 2002 with LaSalle Bank National Association (the "Bank") and that the Company was seeking revision of certain covenants applicable to future periods.

         On September 25, 2002, the Company received a waiver from the Bank for its covenant violations pertaining to its fixed charge ratio and the earnings before interest, taxes, depreciation, and amortization ratio (EBITDA), as to which the Company was in default on June 30, 2002.

         On September 26, 2002, the Bank agreed to an amendment of the Company's credit facility (the "amended credit facility"). Under the terms of the amended credit facility, the interest rate on each loan outstanding at an Event of Default, as defined in the amended credit facility, will bear interest at the rate of 2.00% per annum in excess of the interest rate otherwise payable thereon and interest payments will be payable on demand. The Bank amended various financial covenants in conjunction with the amended credit facility to include a quarterly fixed coverage charge ratio and EBITDA ratio through June 30, 2003, which are adjusted to measurement on an annual basis beginning on July 1, 2003. In addition, the outstanding loans under the amended credit facility will bear interest at an annual interest rate of 0.75% plus the Bank's prime rate and the Company will not have the option to elect a LIBOR rate of interest for its outstanding borrowings. The Company's per annum fee on any outstanding letters of credit under the amended credit facility will be 2.50%. The borrowing period under the term loan for capital expenditures, which will represent 80% of the purchase price of the related equipment, has been extended to eight months from the date of the original credit facility.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

         10.1 Amendment dated September 26, 2002, to Loan and Security Agreement dated April 24, 2002 between the Company and LaSalle Bank National Association.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Allied Healthcare Products, Inc.


Date:    October 1, 2002                   By:      /s/ Daniel Dunn
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    Vice President


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                                  EXHIBIT INDEX

Exhibit No.
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10.1              First Amendment to Loan and Security Agreement dated April 24,
                  2002 between the Company and LaSalle Bank National Association



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